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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1997, which appears on page 36 of the 1996 Annual Report to Shareholders of Harmonic Lightwaves, Inc., which is incorporated by reference in the Annual Report on Form 10-K of Harmonic Lightwaves, Inc. for the year ended December 31, 1996.



PRICE WATERHOUSE LLP
San Jose, California
October 10, 1997